UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-2424711

(State or other	(Commission file	(IRS employer
jurisdiction of	number)	identification no.)
incorporation)

1195 River Road, Marietta, Pennsylvania		17547

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (888) 877-0600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.

     On October 22, 2004, the Company issued a press release regarding the Company’s financial results for its third quarter ended September 30, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release issued by Donegal Group Inc. (the “Company”) dated October 22, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
Date: October 22, 2004	By:	/s/ Ralph G. Spontak
Ralph G. Spontak, Senior Vice
President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated October 22, 2004 issued by the Company.